UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2019

Hartford Funds NextShares Trust

(Exact name of registrant as specified in its charter)

Delaware	811-23215	See below
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

690 Lee Road

Wayne, Pennsylvania 19087

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (610) 386-4068

(Former name or former address, if changed since last report.)

This Form 8-K relates to the following series of Hartford Funds NextShares Trust:

Title of each Series	IRS Employer Identification Number
Hartford Global Impact NextShares Fund	81-5130130

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 31, 2019, the compliance staff (the “Staff”) of The NASDAQ Stock Market LLC (“Nasdaq”) provided written notice to Hartford Funds NextShares Trust (the “Trust”) that it is not in compliance with the continued listing standard set forth in Nasdaq Listing Rule 5745(c)(1)(b) with respect to one of its series. Nasdaq Listing Rule 5745(c)(1)(b) requires that, in order to comply with Nasdaq’s continued listing standards, certain listed companies, such as a series of NextShares, must be issued in a specified aggregate unit quantity in return for a deposit of a specified portfolio of securities and/or a cash amount with a value per NextShare equal to the NextShares Fund's net asset value. Since Hartford Global Impact NextShares Fund (the “Fund”), a series of the Trust, suspended the purchase of Creation Units of the Fund effective May 3, 2019, the Fund is not currently in compliance with Nasdaq Listing Rule 5745(c)(1)(b).

In accordance with Nasdaq procedures, the Fund has 45 calendar days to submit a plan to regain compliance with this Rule. The Trust intends to submit such a plan in a timely manner. If the Staff accepts the Trust’s plan to regain compliance, the Staff will provide up to a 180 calendar day “cure period” beginning on the date of the Staff’s notification. As previously disclosed in a notice on Form 8-K and a supplement to the Fund’s Summary Prospectus and Prospectus, each filed on May 2, 1019, the Fund is expected to be liquidated on or about June 7, 2019.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements may include words such as “anticipate,” “believe,” “may” and other words and terms of similar meaning, including in connection with any discussion of the timing or nature of future financial performance or other events. Such forward-looking statements are subject to certain risks and uncertainties, including factors disclosed by the Trust from time to time in its filings with the Securities and Exchange Commission. As a result, the Trust’s actual results may differ materially from those indicated or implied by such forward-looking statements. Except as required by law, the Trust disclaims any obligation to publicly update such statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hartford Funds NextShares Trust

Date:	June 3, 2019	By:	/s/ Alice A. Pellegrino
		Name:	Alice A. Pellegrino
		Title:	Vice President and Assistant Secretary